NATIONS FUNDS TRUST

NATIONS INTERNATIONAL EQUITY FUND

Supplement dated May 5, 2004
to Prospectuses dated August 1, 2003, as supplemented

On April 7, 2004, the Board of Trustees of Nations Master Investment Trust (the "Board") approved the engagement of Causeway Capital Management LLC ("Causeway") as co-investment sub-adviser with Marsico Capital Management, LLC ("Marsico Capital") for Nations International Equity Master Portfolio (the "Master Portfolio"). The Board approved Causeway as the replacement investment sub-adviser to assume responsibility for the day-to-day investment decisions for the portion of the Master Portfolio's assets allocated to it. Causeway will assume this responsibility beginning on or about May 11, 2004, following the Board's previously reported termination of Putnam Investment Management, LLC ("Putnam") and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") as investment sub-advisers of the Master Portfolio.

In connection with these approvals, the prospectuses for all share classes of Nations International Equity Fund are hereby supplemented to provide that the investment advisory engagements with Putnam and INVESCO will terminate on or about May 10, 2004, after which time all references to Putnam and INVESCO as investment sub-advisers to the Master Portfolio are replaced with the following information as appropriate.

Marsico Capital and Causeway each manages approximately one-half of the assets of the Master Portfolio. Causeway, located at 11111 Santa Monica Blvd., Suite 1550, Los Angeles, CA 90025, is a registered investment adviser and is majority-owned by its employees. Causeway currently has approximately $6.6 billion in assets under management. The Causeway portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

Changing the investment sub-advisory arrangements will cause repositioning of a portion of the Master Portfolio's portfolio holdings. Depending upon the extent of the repositioning, it is possible that Nations International Equity Fund may incur increased expenses and/or realize taxable capital gains that are distributable to shareholders.

The Board has approved an interim investment sub-advisory agreement with Causeway which allows it to serve as investment sub-adviser to the Master Portfolio into mid October 2004. The shareholders of Nations International Equity Fund will be asked to approve an investment sub-advisory agreement between the Master Portfolio and Causeway before the expiration of the interim agreement. It is anticipated that Nations Funds Trust will hold a special meeting of Nations International Equity Fund's shareholders in late July 2004 in order to seek such approval. Proxy materials discussing the change in sub-advisory arrangements are expected to be mailed in the second quarter of 2004.

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